UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-22029

Name of Fund: Dow 30(SM) Enhanced Premium & Income Fund Inc. (DPO)

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Dow 30(SM) Enhanced Premium & Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant's telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 - 12/31/2007

Item 1 - Report to Stockholders

Dow 30(SM) Enhanced Premium & Income Fund Inc.

Annual Report
December 31, 2007

[LOGO] IQ INVESTMENT                            [LOGO] NUVEEN
           ADVISORS                                    HYDE PARK

Dow 30(SM) Enhanced Premium & Income Fund Inc.

Portfolio Information as of December 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
International Business Machines Corp. ..............................      6.4%
Exxon Mobil Corp. ..................................................      5.5
Boeing Co. .........................................................      5.2
3M Co. .............................................................      5.0
United Technologies Corp. ..........................................      4.5
Altria Group, Inc. .................................................      4.5
The Procter & Gamble Co. ...........................................      4.3
Caterpillar, Inc. ..................................................      4.3
Johnson & Johnson ..................................................      3.9
Honeywell International, Inc. ......................................      3.6
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense ...............................................      13.3%
Computers & Peripherals ...........................................       9.3
Pharmaceuticals ...................................................       8.7
Industrial Conglomerates ..........................................       7.1
Oil, Gas & Consumable Fuels .......................................       5.5
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                      Long-Term Investments
--------------------------------------------------------------------------------
Industrials .......................................................      25.7%
Consumer Staples ..................................................      15.8
Information Technology ............................................      13.5
Financials ........................................................      11.3
Health Care .......................................................       9.1
Consumer Discretionary ............................................       8.8
Energy ............................................................       5.7
Telecommunication Services ........................................       5.2
Materials .........................................................       4.9
--------------------------------------------------------------------------------
      For Fund portfolio compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Proxy Results

During the six-month period ended December 31, 2007, Dow 30(SM) Enhanced Premium & Income Fund Inc.'s shareholders voted on the following proposal. On November 13, 2007 and December 21, 2007, special meetings of shareholders were adjourned with respect to the proposal until January 10, 2008, at which time it was approved. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                        Shares Voted    Shares Voted    Shares Voted
                                                             For           Against         Abstain
----------------------------------------------------------------------------------------------------
To approve a new investment subadvisory agreement
with Nuveen HydePark Group, LLC                          12,804,573        406,939         618,576
----------------------------------------------------------------------------------------------------

Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

A Summary From Your Fund's Portfolio Managers

      We are pleased to provide you with this shareholder report for Dow 30(SM) Enhanced Premium & Income Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following is provided by Nuveen HydePark Group LLC ("Nuveen HydePark"), the Fund's subadviser.

The investment objectives of Dow 30 Enhanced Premium & Income Fund Inc. (the "Fund") are to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation. The Fund pursues its investment objectives principally through a multi-step strategy. Under normal circumstances, the Fund will purchase the thirty common stocks included in the Dow Jones Industrial AverageS(M) ("DJIA Index"), weighted in approximately the same proportions as in the DJIA Index (the "Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks (the "Additional Dow Exposure"). The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks (the "Options"). There can be no assurance that the Fund will achieve its investment objectives.

From the inception date of May 30, 2007 to December 31, 2007, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $19.10 to $17.75. For the same period, the Fund's unmanaged reference index, the DJIA Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

--------------------------------------------------------------------------------
Period                                       Fund*        DJIA**      Difference
--------------------------------------------------------------------------------
Since inception (May 30, 2007)              (1.58%)      (1.41%)        (0.17%)
--------------------------------------------------------------------------------

*     Fund performance information is net of expenses.
**    The DJIA Index has no expenses associated with performance.

For more detail with regard to the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Rob A. Guttschow, CFA
Portfolio Manager

John Gambla, CFA
Portfolio Manager

January 15, 2008


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     3

Schedule of Investments as of December 31, 2007

                                                                    Shares
Industry        Common Stocks                                         Held          Value
============================================================================================
Aerospace & Defense -- 13.3%
                Boeing Co.                                         280,000      $ 24,488,800
                Honeywell International, Inc.                      280,000        17,239,600
                United Technologies Corp.                          280,000        21,431,200
                                                                                ------------
                                                                                  63,159,600
--------------------------------------------------------------------------------------------
Automobiles -- 1.5%
                General Motors Corp.                               280,000         6,969,200
--------------------------------------------------------------------------------------------
Beverages -- 3.6%
                The Coca-Cola Co.                                  280,000        17,183,600
--------------------------------------------------------------------------------------------
Chemicals -- 2.6%
                E.I. du Pont de Nemours & Co.                      280,000        12,345,200
--------------------------------------------------------------------------------------------
Computers & Peripherals -- 9.3%
                Hewlett-Packard Co.                                280,000        14,134,400
                International Business Machines Corp.              280,000        30,268,000
                                                                                ------------
                                                                                  44,402,400
--------------------------------------------------------------------------------------------
Consumer Finance -- 3.1%
                American Express Co.                               280,000        14,565,600
--------------------------------------------------------------------------------------------
Diversified Financial Services -- 4.3%
                Citigroup, Inc.                                    280,000         8,243,200
                JPMorgan Chase & Co.                               280,000        12,222,000
                                                                                ------------
                                                                                  20,465,200
--------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 5.0%
                AT&T Inc.                                          280,000        11,636,800
                Verizon Communications, Inc.                       280,000        12,233,200
                                                                                ------------
                                                                                  23,870,000
--------------------------------------------------------------------------------------------
Food & Staples Retailing -- 2.8%
                Wal-Mart Stores, Inc.                              280,000        13,308,400
--------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 3.5%
                McDonald's Corp.                                   280,000        16,494,800
--------------------------------------------------------------------------------------------
Household Products -- 4.3%
                The Procter & Gamble Co.                           280,000        20,557,600
--------------------------------------------------------------------------------------------
Industrial Conglomerates -- 7.1%
                3M Co.                                             280,000        23,609,600
                General Electric Co.                               280,000        10,379,600
                                                                                ------------
                                                                                  33,989,200
--------------------------------------------------------------------------------------------
Insurance -- 3.4%
                American International Group, Inc.                 280,000        16,324,000
--------------------------------------------------------------------------------------------
Machinery -- 4.3%
                Caterpillar, Inc.                                  280,000        20,316,800
--------------------------------------------------------------------------------------------
Media -- 1.9%
                Walt Disney Co.                                    280,000         9,038,400
--------------------------------------------------------------------------------------------
Metals & Mining -- 2.1%
                Alcoa, Inc.                                        280,000        10,234,000
--------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 5.5%
                Exxon Mobil Corp.                                  280,000        26,233,201
--------------------------------------------------------------------------------------------
Pharmaceuticals -- 8.7%
                Johnson & Johnson                                  280,000        18,676,000
                Merck & Co., Inc.                                  280,000        16,270,800
                Pfizer, Inc.                                       280,000         6,364,400
                                                                                ------------
                                                                                  41,311,200
--------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.6%
                Intel Corp.                                        280,000         7,464,800
--------------------------------------------------------------------------------------------
Software -- 2.1%
                Microsoft Corp.                                    280,000         9,968,000
--------------------------------------------------------------------------------------------
Specialty Retail -- 1.6%
                Home Depot, Inc.                                   280,000         7,543,200
--------------------------------------------------------------------------------------------
Tobacco -- 4.5%
                Altria Group, Inc.                                 280,000        21,162,400
--------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost -- $469,177,237) -- 96.1%                                  456,906,801
============================================================================================

============================================================================================

                                                                      Face
                Short-Term Securities                               Amount
============================================================================================
Government National Bills -- 3.7%
                U.S. Treasury Bills:
                    3.69% due 1/24/2008                        $ 3,000,000         2,992,678
                    2.82% due 1/31/2008                         14,000,000        13,967,100
                    3.64% due 2/07/2008                            700,000           697,662
                                                                                 -----------
                                                                                  17,657,440
--------------------------------------------------------------------------------------------
Time Deposits -- 3.1%
                State Street Bank & Trust Co., 3.25%
                  due 1/02/2008                                 14,449,399        14,449,399
--------------------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost -- $32,106,839) -- 6.8%                                     32,106,839
============================================================================================
                Total Investments Before Options Written
                (Cost -- $501,284,076*) -- 102.9%                                489,013,640
============================================================================================

============================================================================================

                                                                 Number of
                Options Written                                  Contracts
============================================================================================
Call Options Written
                3M Co., expiring January 2008 at
                  USD 80.45, Broker UBS Warburg                      1,580          (699,782)
                AT&T Inc., expiring January 2008 at
                  USD 37.88, Broker UBS Warburg                      1,580          (568,168)
                Alcoa, Inc., expiring January 2008 at
                  USD 36.996, Broker BNP Paribas                     1,580          (146,940)
                Altria Group, Inc., expiring January 2008
                  at USD 74.83, Broker UBS Warburg                   1,580          (290,088)
                American Express Co., expiring
                  January 2008 at USD 59.751,
                  Broker Deutsche Bank AG                            1,580              (790)
                American International Group, Inc.,
                  expiring January 2008 at USD 59.771,
                  Broker HSBC Securities                             1,580          (124,820)
                Boeing Co., expiring January 2008 at
                  USD 94.637, Broker Banc of America                 1,580            (8,249)
                Caterpillar, Inc., expiring
                  January 2008 at USD 71.781,
                  Broker JPMorgan Chase                              1,580          (289,140)
                Citigroup, Inc., expiring
                  January 2008 at USD 36.259,
                  Broker HSBC Securities                             1,580                (2)
                The Coca-Cola Co., expiring
                  January 2008 at USD 62.57,
                  Broker JPMorgan Chase                              1,580           (64,780)
                E.I. du Pont de Nemours & Co., expiring
                  January 2008 at USD 46.093,
                  Broker Deutsche Bank AG                            1,580           (14,726)


4     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Schedule of Investments (concluded)

                                                                 Number of
                Options Written                                  Contracts          Value
============================================================================================
Call Options Written (continued)
                Exxon Mobil Corp., expiring
                  January 2008 at USD 88.80,
                  Broker UBS Warburg                                 1,580      $   (929,356)
                General Electric Co., expiring
                  January 2008 at USD 39.602,
                  Broker BNP Paribas                                 1,580            (4,740)
                General Motors Corp., expiring
                  January 2008 at USD 31.936,
                  Broker BNP Paribas                                 1,580            (1,580)
                Hewlett-Packard Co., expiring
                  January 2008 at USD 49.39,
                  Broker UBS Warburg                                 1,580          (303,202)
                Home Depot, Inc., expiring
                  January 2008 at USD 29.269,
                  Broker Deutsche Bank AG                            1,580           (17,759)
                Honeywell International, Inc., expiring
                  January 2008 at USD 56.09,
                  Broker UBS Warburg                                 1,580          (894,754)
                Intel Corp., expiring January 2008 at
                  USD 25.74, Broker UBS Warburg                      1,580          (213,300)
                International Business Machines Corp.,
                  expiring January 2008 at USD 104.64,
                  Broker UBS Warburg                                 1,580          (792,054)
                JPMorgan Chase & Co., expiring
                  January 2008 at USD 43.562,
                  Broker Deutsche Bank AG                            1,580          (177,671)
                Johnson & Johnson, expiring
                  January 2008 at USD 67.548,
                  Broker HSBC Securities                             1,580           (66,360)
                McDonald's Corp., expiring
                  January 2008 at USD 57.75,
                  Broker JPMorgan Chase                              1,580          (289,140)
                Merck & Co., Inc., expiring
                  January 2008 at USD 60.559,
                  Broker HSBC Securities                             1,580           (83,740)
                Microsoft Corp., expiring
                  January 2008 at USD 34.04,
                  Broker UBS Warburg                                 1,580          (317,264)
                Pfizer, Inc., expiring January 2008 at
                  USD 23.67, Broker UBS Warburg                      1,580           (29,388)
                The Procter & Gamble Co., expiring
                  January 2008 at USD 74.65,
                  Broker UBS Warburg                                 1,580          (127,822)
                United Technologies Corp., expiring
                  January 2008 at USD 76.61,
                  Broker UBS Warburg                                 1,580          (308,416)
                Verizon Communications, Inc., expiring
                  January 2008 at USD 42.834,
                  Broker HSBC Securities                             1,580          (216,460)
                Wal-Mart Stores, Inc., expiring
                  January 2008 at USD 47.70,
                  Broker UBS Warburg                                 1,580          (180,436)
                Walt Disney Co., expiring January 2008 at
                  USD 33.34, Broker UBS Warburg                      1,580           (21,014)
--------------------------------------------------------------------------------------------
                Total Options Written
                (Premiums Received -- $10,692,117) -- (1.5%)                      (7,181,941)
============================================================================================
                Total Investments, Net of Options Written
                (Cost -- $490,591,959) -- 101.4%                                 481,831,699

                Liabilities in Excess of Other Assets -- (1.4%)                   (6,519,462)
                                                                                ------------
                Net Assets -- 100.0%                                            $475,312,237
                                                                                ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 501,284,076
                                                                  =============
      Gross unrealized appreciation ..........................    $  21,416,136
      Gross unrealized depreciation ..........................      (33,686,572)
                                                                  -------------
      Net unrealized depreciation ............................    $ (12,270,436)
                                                                  =============

o For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o     Total return swaps outstanding as of December 31, 2007 were as follows:

                                                                                                                        Unrealized
                                                                                                           Notional    Appreciation
      Counterparty          Receive Total Return                     Pay                  Expiration        Amount    (Depreciation)
      ------------------------------------------------------------------------------------------------------------------------------
      HSBC Bank USA NA      Dow Jones
                            Industrial Average Index --     12-month LIBOR rate
                            Total Return                    with a negotiated spread       June 2008     $79,000,000    $(3,804,669)

      Deutsche Bank AG      Dow Jones
                            Industrial Average Index --     12-month LIBOR rate
                            Total Return                    with a negotiated spread       June 2008     $40,010,360     (1,936,204)

      HSBC Bank USA NA      Dow Jones
                            Industrial Average Index --     12-month LIBOR rate
                            Total Return                    minus a negotiated spread    December 2008   $25,000,000        226,516
      ------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                             $(5,514,357)
                                                                                                                        ===========

      See Notes to Financial Statements.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     5

Statement of Assets, Liabilities and Capital

As of December 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value
                 (identified cost -- $501,284,076) ...............................................                    $ 489,013,640
               Unrealized appreciation on swaps ..................................................                          226,516
               Receivables:
                   Securities sold ...............................................................    $ 14,452,008
                   Dividends .....................................................................         585,200       15,037,208
                                                                                                      -----------------------------
               Total assets ......................................................................                      504,277,364
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
               Options written, at value (premiums received -- $10,692,117) ......................                        7,181,941
               Unrealized depreciation on swaps ..................................................                        5,740,873
               Payables:
                   Securities purchased ..........................................................      14,449,399
                   Dividends and distributions to shareholders ...................................         906,712
                   Investment adviser ............................................................         368,386
                   Offering costs ................................................................          79,527       15,804,024
                                                                                                      ------------
               Accrued expenses and other liabilities ............................................                          238,289
                                                                                                                      -------------
               Total liabilities .................................................................                       28,965,127
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets ........................................................................                    $ 475,312,237
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.001, 1,000,000,000 shares authorized ....................                    $      26,784
               Paid-in capital in excess of par ..................................................                      489,613,592
               Accumulated distributions in excess of investment income -- net ...................    $    (53,522)
               Unrealized depreciation -- net ....................................................     (14,274,617)
                                                                                                      ------------
               Total accumulated losses -- net ...................................................                      (14,328,139)
                                                                                                                      -------------
               Total capital -- Equivalent to $17.75 per share based on 26,784,384
                 shares of Common Stock outstanding (market price -- $15.98) .....................                    $ 475,312,237
                                                                                                                      =============

      See Notes to Financial Statements.


6     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Statement of Operations

For the Period May 30, 2007* to December 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
               Dividends .........................................................................                    $   6,396,719
               Interest ..........................................................................                          614,454
                                                                                                                      -------------
               Total income ......................................................................                        7,011,173
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
               Investment advisory fees ..........................................................    $  2,622,297
               Professional fees .................................................................          92,745
               Licensing fees ....................................................................          65,719
               Accounting services ...............................................................          61,145
               Directors' fees and expenses ......................................................          40,891
               Transfer agent fees ...............................................................          33,990
               Printing and shareholder reports ..................................................          21,450
               Custodian fees ....................................................................          16,463
               Listing fees ......................................................................          14,310
               Other .............................................................................          17,746
                                                                                                      ------------
               Total expenses ....................................................................                        2,986,756
                                                                                                                      -------------
               Investment income -- net ..........................................................                        4,024,417
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                   Investments -- net ............................................................      (1,541,752)
                   Options written -- net ........................................................       3,014,051        1,472,299
                                                                                                      ------------
               Change in unrealized appreciation/depreciation on:
                   Investments -- net ............................................................     (12,270,436)
                   Swaps -- net ..................................................................      (5,514,357)
                   Options written -- net ........................................................       3,510,176      (14,274,617)
                                                                                                      -----------------------------
               Total realized and unrealized loss -- net .........................................                      (12,802,318)
                                                                                                                      -------------
               Net Decrease in Net Assets Resulting from Operations ..............................                    $  (8,777,901)
                                                                                                                      =============

*     Commencement of operations.

      See Notes to Financial Statements.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     7

Statement of Changes in Net Assets

                                                                                                                      For the Period
                                                                                                                          May 30,
                                                                                                                        2007** to
                                                                                                                       December 31,
Increase (Decrease) in Net Assets:                                                                                         2007
====================================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net ..........................................................................    $   4,024,417
               Realized gain -- net ..............................................................................        1,472,299
               Unrealized appreciation/depreciation -- net .......................................................      (14,274,617)
                                                                                                                      -------------
               Net decrease in net assets resulting from operations ..............................................       (8,777,901)
                                                                                                                      -------------
====================================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net ..........................................................................       (4,077,939)
               Realized gain -- net ..............................................................................       (1,472,299)
               Tax return of capital .............................................................................      (21,223,642)
                                                                                                                      -------------
               Net decrease in net assets resulting from dividends and distributions to shareholders .............      (26,773,880)
                                                                                                                      -------------
====================================================================================================================================
Common Stock Transactions
------------------------------------------------------------------------------------------------------------------------------------
               Net proceeds from issuance of Common Stock ........................................................      510,271,780
               Value of shares issued to shareholders in reinvestment of dividends and distributions .............        1,155,476
               Offering costs resulting from the issuance of Common Stock ........................................         (663,246)
                                                                                                                      -------------
               Net increase in net assets resulting from Common Stock transactions ...............................      510,764,010
                                                                                                                      -------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
               Total increase in net assets ......................................................................      475,212,229
               Beginning of period ...............................................................................          100,008
                                                                                                                      -------------
               End of period* ....................................................................................    $ 475,312,237
                                                                                                                      =============
                   * Accumulated distributions in excess of income -- net ........................................    $     (53,522)
                                                                                                                      =============

**    Commencement of operations.

      See Notes to Financial Statements.


8     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

                                                                                                                    For the Period
                                                                                                                        May 30,
                                                                                                                       2007+ to
The following per share data and ratios have been derived                                                            December 31,
from information provided in the financial statements.                                                                   2007
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ..............................................................    $     19.10
                                                                                                                      -----------
               Investment income -- net** ........................................................................            .15
               Realized and unrealized loss -- net ...............................................................           (.48)
                                                                                                                      -----------
               Total from investment operations ..................................................................           (.33)
                                                                                                                      -----------
               Less dividends and distributions from:
                   Investment income -- net ......................................................................           (.15)
                   Realized gain -- net ..........................................................................           (.05)
                   Tax return of capital .........................................................................           (.80)
                                                                                                                      -----------
               Total dividends and distributions .................................................................          (1.00)
                                                                                                                      -----------
               Offering costs resulting from the issuance of Common Stock ........................................           (.02)
                                                                                                                      -----------
               Net asset value, end of period ....................................................................    $     17.75
                                                                                                                      ===========
               Market price per share, end of period .............................................................    $     15.98
                                                                                                                      ===========
==================================================================================================================================
Total Investment Return++
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ................................................................          (1.58%)@
                                                                                                                      ===========
               Based on market price per share ...................................................................         (15.38%)@
                                                                                                                      ===========
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses ..........................................................................................           1.03%*
                                                                                                                      ===========
               Investment income -- net ..........................................................................           1.38%*
                                                                                                                      ===========
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ..........................................................    $   475,312
                                                                                                                      ===========
               Portfolio turnover ................................................................................              8%
                                                                                                                      ===========

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     9

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30(SM) Enhanced Premium & Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on May 30, 2007, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on April 16, 2007 to IQ Investments Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPO. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over- the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Options -- The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is


10     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007
      subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the option written. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund will enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends are declared and paid monthly. Portions of the distributions paid by the Fund during the year ended December 31, 2007 were characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. All tax years of the Fund are open at this time.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     11
is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ. IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. Prior to the Fund's commencement of operations, IQ entered into a Subadvisory Agreement with Nuveen Asset Management ("NAM"). Pursuant to the agreement, NAM was responsible for providing certain investment advisory services to IQ with respect to the Fund. For such services, IQ pays NAM a monthly fee at an annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. The Fund does not make any direct payments to NAM for subadvisory services.

On June 20, 2007, Nuveen Investments Inc. ("Nuveen Investments"), the parent company of NAM, announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. The investor group's financial advisors and investors included ML & Co. and Merrill Lynch Global Private Equity (both affiliates of IQ).

The merger would result in an "assignment" (as defined in the Investment Company Act of 1940) of the Subadvisory Agreement causing its automatic termination.

At a meeting held on July 24, 2007, the Board of Directors of the Fund approved a new investment subadvisory agreement for the Fund to be presented to shareholders for approval. The new subadvisory agreement contains substantially the same terms as the Subadvisory Agreement, including the same subadvisory fee.

In order to ensure continuity of services to the Fund in the event that the merger was consummated prior to the shareholder vote (as was the case), the Fund's Board, in reliance on Rule 15a-4 under the Investment Company Act, also approved an interim subadvisory agreement for the Fund with a term of up to 150 days pending approval of the new subadvisory agreement by shareholders. The Board determined that the scope and quality of services to be provided under the interim subadvisory agreement were equivalent to the existing subadvisory agreement and that other than the dates, parties and provisions required by Rule 15a-4, there were no material differences between the interim subadvisory agreement and the existing subadvisory agreement.

The merger was consummated in November 2007. At a shareholder meeting held on January 10, 2008, the new subadvisory agreement was approved.

Effective September 30, 2007, the Subadvisory Agreement was transferred to NAM's affiliate, Nuveen HydePark Group, LLC ("Nuveen HydePark"), following an internal restructuring of NAM and its affiliates. In the course of this restructuring, NAM contributed the personnel and resources servicing the Fund to Nuveen HydePark. The transfer of the Subadvisory Agreement was approved by the Fund's Board of Directors at a meeting held on September 12, 2007. At that meeting, the Board determined that the transfer of the Subadvisory Agreement would not result in an assignment of the Subadvisory Agreement within the meaning of the Investment Company Act of 1940. There was no change in the aggregate fees paid for services under the agreement.

IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock, Inc. ML & Co. is a principal owner of BlackRock, Inc.


12     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Notes to Financial Statements (concluded)

For the period May 30, 2007 to December 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ, received gross fees from underwriting of $10,595,079 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $177,849 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers of the Fund are officers and/or directors of IQ, ML & Co., BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 30, 2007 to December 31, 2007 were $506,697,980 and $35,978,993, respectively.

Transactions in options written for the period May 30, 2007 to December 30, 2007 were as follows:

-------------------------------------------------------------------------------
                                                      Number of       Premiums
                                                      Contracts       Received
-------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of period .....................              --               --
Options written ..............................         239,100     $ 38,528,403
Options expired ..............................        (102,920)     (15,410,583)
Options closed ...............................         (88,780)     (12,425,703)
                                                      -------------------------
Outstanding call options written,
  at end of period ...........................          47,400     $ 10,692,117
                                                      =========================

4. Common Stock Transactions:

The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period May 30, 2007 to December 31, 2007 increased 26,715,800 from shares sold and 63,348 from dividend and distributions reinvestments.

5. Distributions to Shareholders:

The tax character of distributions paid during the period May 30, 2007 to December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                          5/30/2007 - 12/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...............................................    $ 5,550,238
  Tax return of capital .........................................     21,223,642
                                                                     -----------
Total distributions .............................................    $26,773,880
                                                                     ===========

As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income -- net .........................              --
Undistributed long-term capital gains -- net .................              --
                                                                  ------------
Total undistributed earnings -- net ..........................              --
Capital loss carryforward ....................................              --
Unrealized losses -- net .....................................    $(14,328,139)*
                                                                  ------------
Total accumulated losses -- net ..............................    $(14,328,139)
                                                                  ============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of expenses for tax purposes.

6. Subsequent Event:

The Fund paid a distribution in the amount of $.166667 per share on January 31, 2008 to shareholders of record on January 22, 2008.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Dow 30(SM) Enhanced Premium & Income Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Dow 30(SM) Enhanced Premium & Income Fund Inc. (the "Fund") as of December 31, 2007, and the related statements of operations and of changes in net assets, and the financial highlights for the period May 30, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dow 30(SM) Enhanced Premium & Income Fund Inc. as of December 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period May 30, 2007 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
February 29, 2008


14     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Fund Certification

In May 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's website at http://www.sec.gov.

Important Tax Information

The following information is provided with respect to the taxable ordinary income distributions paid by Dow 30(SM) Enhanced Premium & Dividend Income Fund Inc. during the fiscal year ended December 31, 2007:

----------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ...............................................  100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations ..............  100.00%
Federal Obligation Interest .............................................................    1.55%*
Interest-Related Dividends for Non-U.S. Residents .......................................    7.24%**
Short-Term Capital Gain Dividends for Non-U.S. Residents ................................   26.53%**
----------------------------------------------------------------------------------------------------

* The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     15

Approval of Investment Advisory and Subadvisory Agreements

The Board of Directors (the "Board" or the "Directors") of Dow 30(SM) Enhanced Premium & Income Fund Inc. (the "Fund"), consisting solely of Directors that are not "interested persons" of the Fund (the "non-interested Directors"), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), approved the management agreement between the Fund and IQ Investment Advisors LLC ("IQ Advisors" or the "Adviser") (the "Management Agreement") at a meeting held on March 6, 2007.

Approval of Management Agreement

The Board of Directors of the Fund has the responsibility under the Investment Company Act to approve the Fund's proposed Management Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund's Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning profitability, comparability of fees, total expenses and the Fund's investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on March 6, 2007, all of the Directors present at the meeting approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser's affiliates, and the fees that will be paid by the Fund to the Adviser and the Adviser's affiliates; and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser -- The Directors reviewed the services that the Adviser would provide to the Fund under the Management Agreement. The Board considered the size and experience of the Adviser's staff, its use of technology, and the degree to which the Adviser would exercise supervision over the actions of the Fund's subadviser, Nuveen Asset Management ("NAM" or the "Subadviser"). In connection with the investment advisory services to be provided to the Fund, the Directors took into account detailed discussions they had with officers of the Adviser regarding the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the Fund's investment strategy, its efficacy and potential risks.

In addition to the investment advisory services to be provided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on March 6, 2007, and the Board members' experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.


16     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

(b) Investment performance of the Fund and the Adviser -- Because the Fund was newly formed, the Directors did not consider the investment performance of the Fund. The Board based its review of the Adviser's performance primarily on the experience of the Adviser in managing other registered investment companies, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Adviser and its affiliates with respect to the investment strategies proposed for the Fund. The Board of Directors considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund's investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment manager for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund -- The Board of Directors considered the anticipated cost of the services to be provided by the Adviser. Because the Fund was newly formed, it had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) Economies of scale and whether fee levels reflect these economies of scale -- Because the Fund was newly formed and had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser and to other contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. In particular, the Board of Directors evaluated the Fund's proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Board of Directors took into account the nature of the investment strategies of the Fund and the fact that the peer group of closed-end equity funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Fund. The Board did not consider compensation paid with respect to accounts other than registered investment companies because the Adviser only utilizes the Fund's strategy in connection with registered funds. The Board of Directors also considered that the Fund's proposed management fee placed it in the first quartile for the group (that is, at least 75% of the funds in the group had a management fee that was higher than the Fund's management fee).

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.

Conclusion -- No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio were reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Directors present at the March 6, 2007 Board meeting,


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     17

Approval of Investment Advisory and Subadvisory Agreements (concluded)

including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Approval of Subadvisory Agreement

At a Board meeting held on March 6, 2007, all of the Directors present at the meeting, including all of the non-interested Directors, approved the subadvisory agreement between the Adviser and the Subadviser (the "Subadvisory Agreement") for an initial two-year term. In considering whether to approve the Subadvisory Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, the Adviser and the Subadviser which (i) included information describing the services of the Subadviser; (ii) included information concerning the proposed portfolio managers; (iii) included information concerning the Subadviser's experience with managing portfolios with similar investment objectives and strategies as the Fund; and (iv) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser. The Board considered the Subadviser's experience in managing other portfolios, including other registered funds for which the Directors serve as directors, and that, in the Adviser's judgment, the Subadviser had the experience and expertise necessary to implement the Fund's investment program. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser -- The Directors reviewed the services that the Subadviser would provide to the Fund. The Directors considered their detailed discussions with officers of the Adviser and members of the Subadviser's portfolio management team, the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. The Directors noted that, drawing on their collective industry experience, they had discussed the Fund's investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of the Subadviser and its personnel, the performance of NAM in subadvising other funds for which they serve as directors, and the substantial experience of such Subadviser's portfolio management team. The Directors discussed the compliance program of the Subadviser and the report of the Fund's chief compliance officer. Following consideration of this information, and based on management presentations during the Board meeting and their discussion during an Executive Session, the Directors concluded that the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Subadviser -- Because the Fund was newly formed, the Directors did not consider the investment performance of the Fund. The Board considered the performance history of other funds managed by the Subadviser with similar investment strategies as the Fund. The Board did not consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, compliance program and record, resources and strengths of the Subadviser, its affiliates and the portfolio manager in implementing investment strategies similar to the Fund's investment strategy. As a result, the Directors determined that the Subadviser would be an appropriate Subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund was newly formed, the Board did not review and consider any information relating to the Subadviser's anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged to the Fund for the totality of services being provided.

(d) Economies of scale and whether fee levels reflect these economies of scale -- Because the Fund was newly formed and had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale might be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also noted that the Subadviser's fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal


18     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007
requirements for the Subadvisory Agreement, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm's-length basis, the Board concluded that the subadvisory fee was reasonable for the services to be rendered.

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from its relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

Conclusion -- No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including all of the non-interested Directors, concluded that the proposed subadvisory fee rate and projected total expense ratio were reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors present at the March 6, 2007 Board meeting, including all of the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     19

Approval of New Subadvisory Agreement

On June 20, 2007, Nuveen Investments, Inc. ("Nuveen Investments"), the parent company of Nuveen Asset Management ("NAM"), announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. The Merger, when consummated, has the effect of causing the Fund's Subadvisory Agreement between IQ Investment Advisors LLC ("IQ" or the "Adviser") and NAM to be terminated pursuant to the terms of the Subadvisory Agreement. In anticipation of the consummation of the Merger, the Board of the Fund met in person on July 24, 2007 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve a new subadvisory agreement (the "New Subadvisory Agreement") that would take effect upon the termination of the existing Subadvisory Agreement. The Board also approved an interim subadvisory agreement between NAM and the Adviser that would take effect (and continue for no more than 150 days) if the Merger was consummated prior to shareholder approval of the New Subadvisory Agreement. The Board considered substantially the same factors in approving the interim agreement as were considered in approving the New Subadvisory Agreement.

On September 12, 2007, the Board of the Fund met in person to approve the transfer of NAM's rights and duties under the Fund's then existing Subadvisory Agreement to Nuveen HydePark Group, LLC ("Nuveen HydePark" or the "Subadviser"), another wholly-owned subsidiary of Nuveen. The transfer of NAM's rights and duties under the Fund's then existing Subadvisory Agreement to Nuveen HydePark was the result of an internal restructuring by Nuveen Investments. The Board also considered and approved the transfer of the New Subadvisory Agreement (to be effective upon consummation of the Merger) also and the interim subadvisory agreement (to be effective if the New Subadvisory Agreement was not approved by shareholders prior to the effectiveness of the Merger) to Nuveen HydePark.

The Merger was approved by the stockholders of Nuveen Investments on or about November 13, 2007. At that time, Nuveen Investments ceased to be a publicly traded company and is now privately held by an investor group that includes Merrill Lynch, an affiliate of the Adviser. The shareholders of the Fund approved the New Subadvisory Agreement on January 10, 2008.

The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Subadvisory Agreement.

In considering approval of the New Subadvisory Agreement between the Adviser and the Subadviser, the Board received and discussed various materials provided to it in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Board had received in connection with its consideration and approval of the then existing Subadvisory Agreement, due diligence materials from the Subadviser and a report on the Merger. In addition, the Board considered materials received at previous meetings of the Board regarding the Fund.

At the July 24, 2007 Board meeting, representatives of NAM made a presentation regarding the Merger and responded to questions from the Board. The non-interested Directors discussed the presentation given at the meeting by representatives of the Subadviser and the materials distributed in connection therewith, which provided information about the transaction that would cause the change in control of the Subadviser and the termination of the then existing Subadvisory Agreement. The non-interested Directors met privately with their legal counsel to review the Board's duties in reviewing a subadvisory agreement and approving the New Subadvisory Agreement. The Board considered all factors it believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Subadviser; (b) the investment performance of the Fund and the Subadviser; (c) the costs of the services to be provided and profits to be realized by the Subadviser from its relationship with the Fund; and (d) the extent to which economies of scale could be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

At the September 12, 2007 Board meeting, the Board considered transferring the New Subadvisory Agreement to HydePark, referring to the same information and factors the Directors considered at the July 24, 2007 Board meeting. The Board also considered additional information relating to HydePark.


20     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

(a) Nature, Extent and Quality of Services -- In connection with their consideration of the New Subadvisory Agreement, the Directors considered representations by the Adviser and the Subadviser that there would be no diminution in the services to be rendered to the Fund by the Adviser and the Subadviser, respectively, as a result of the change in control of the Subadviser and the effectiveness of the New Subadvisory Agreement. The Board noted that representatives of the Subadviser stated that they did not anticipate any change in their personnel responsible for providing services to the Fund, and in particular that the investment and compliance personnel of the Subadviser were not expected to change as a result of the change in control of the Subadviser.

In reviewing the New Subadvisory Agreement, the Directors focused on the experience of the Subadviser in managing registered funds. The Board considered the reputation and investment experience of the Subadviser and its investment professionals who would continue to serve as portfolio managers after the change in control. The Board noted the representations of the Subadviser that the change in control would have no adverse effect on the experience, resources and strengths of the Subadviser in managing investment companies. The Board then discussed the Subadviser's anticipated financial condition after the change in control. The Board noted statements from the Subadviser's representatives that the financial position of the Subadviser would not be negatively affected by the Merger. The Board also considered representations from the Subadviser that the change in control would not have an effect on the Subadviser's compliance personnel or compliance procedures. The Board then discussed the due diligence performed by personnel of the Adviser regarding the Subadviser. Based on the discussions held and the materials presented at these meetings and prior meetings, the Board determined that the proposed change in control of the Subadviser would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Subadviser under the New Subadvisory Agreement. In addition, the Board was of the view that the Subadviser had evidenced a commitment to maintaining a culture of compliance that would continue after the Merger.

(b) The Investment Performance of the Fund and the Subadviser -- The Directors reviewed the investment performance of the Fund, and primarily based their evaluation of the Subadviser on the Fund's performance for the limited period that the Fund had been in operation. The Directors considered the history, experience, resources and strengths of the Subadviser in developing and implementing the investment strategies used by the Fund. The Directors noted that the Fund uses an innovative investment strategy and that comparisons of the Fund's investment performance to the performance of other investment companies was generally not meaningful. The Directors reviewed the Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which the Fund was achieving its investment objective, noting that the Fund had been in operation for a short period of time. In particular, the Directors noted that the Fund generally performed as expected relative to its reference index. As a result of their discussions and review, the Directors concluded that the Fund's performance was satisfactory. The Board did not specifically consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board considered the reputation and investment experience of the Subadviser and its investment professionals. The Board discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies. The Board also considered the experience of the Fund's portfolio managers and discussions held with the managers regarding implementation of the Fund's investment programs. Following their deliberations, the Board concluded that, while past performance is not an indicator of future performance, the Subadviser should likely be able to continue to effectively implement the Fund's investment strategy in attempting to meet the Fund's investment objectives.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     21

Approval of New Subadvisory Agreement (concluded)

(c) Fees and Profitability of the Subadviser -- The Board considered representations by the Adviser and the Subadviser that there would be no change in the allocation of the management fees between the Adviser and Subadviser in relation to the services provided by the Subadviser, as a result of the change in control of Nuveen Investments and the effectiveness of the New Subadvisory Agreement. In considering the compensation to be paid to the Subadviser, noting that no changes to such compensation from that payable under the then existing Subadvisory Agreement was proposed, the Board referred to the materials presented and discussions held in connection with their consideration of the then existing Subadvisory Agreement for the Fund. The Board noted that in connection with such considerations they had received and reviewed fee comparison data from Lipper Inc. (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. In reviewing that data, the Board noted that the subadvisory fee with respect to the Fund was at a level that continued to be reasonable and similar to that of comparable funds. Taking into account the totality of the information and materials provided to them at these meetings and at prior meetings, including, among other things, the fact that the subadvisory fees were negotiated by the Adviser on an arm's-length basis, the Board concluded that the subadvisory fees proposed under the New Subadvisory Agreement continued to be reasonable for the services to be rendered.

(d) Economies of Scale and Whether Fee Levels Reflect these Economies of Scale -- The Board also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience given present asset levels of the Fund. On this point, the Board noted the uncertainty of the asset levels of the Fund going forward. The Board discussed the renewal requirements for investment advisory agreements in general, and determined to revisit this issue from time to time.

The Board's Conclusions About the New Subadvisory Agreement

The Board examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. The Board, including all of the non-interested Directors, concluded that the terms of the New Subadvisory Agreement were fair and reasonable, that the Subadviser's fees are reasonable in light of the services to be provided to the Fund, and that the New Subadvisory Agreement should be approved and recommended to the Fund's stockholders.


22     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
877-296-3711.


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     23

Officers and Directors

                                                                                                     Number of
                                                                                                     IQ Advisors-
                                                                                                     Affiliate
                                                                                                     Advised Funds   Other Public
                           Position(s)   Length of                                                   and Portfolios  Directorships
                           Held with     Time                                                        Overseen By     Held by
Name        Address & Age  Fund          Served**  Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2007 to    Professor, Columbia University Business School    11              None
Glasserman  Princeton, NJ  Chairman of  present    since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 45        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director &   2007 to    Retired since August 2002; Managing Director,     11              Ametek, Inc.
Kohlhagen   Princeton, NJ  Chairman of  present    Wachovia National Bank and its predecessors
            08543-9095     Nominating              (1992 - 2002).
            Age: 60        & Corporate
                           Governance
                           Committee
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2007 to    Retired since November 2004; Chairman and         11              None
Rainer      Princeton, NJ  Chairman of  present    Chief Executive Officer, OneChicago, LLC, a
            08543-9095     the Board               designated contract market (2001 - 2004);
            Age: 61                                Chairman, U.S. Commodity Futures
                                                   Trading Commission (1999 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Laura S.    P.O. Box 9095  Director     2007 to    Independent Consultant; Commissioner of the       11              CA, Inc.
Unger       Princeton, NJ               present    Securities and Exchange Commission (1997 -                        (software) and
            08543-9095                             2002), including Acting Chairperson of the SEC                    Ambac Financial
            Age: 46                                from February to August 2001; Regulatory Expert                   Group, Inc.
                                                   for CNBC (2002 - 2003).
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.


24     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2007 to    IQ Investment Advisors LLC, President since April 2004; MLPF&S, Managing
M. Cox      Princeton, NJ               present    Director, Head of Global Investments & Insurance Solutions and Head of Global
            08543-9011                             Alternative Investments since 2008; MLPF&S, Managing Director, Head of Financial
            Age: 42                                Products Group since 2007; Head of Global Wealth Management Market Investments &
                                                   Origination (2003 - 2007); MLPF&S, FAM Distributors ("FAMD"), Director since
                                                   2006; IQ Financial Products LLC, Director since 2006.
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2007 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing
Ferri       Princeton, NJ  President    present    Director, Structured and Alternative Solutions since 2008; MLPF&S, Director,
            08543-9011                             Structured and Alternative Solutions in 2007; Director, Global Wealth Management
            Age: 32                                Market Investments & Origination (2005 - 2007); MLPF&S, Vice President, Global
                                                   Private Client Market Investments & Origination (2005); MLPF&S, Vice President,
                                                   Head of Global Private Client Rampart Equity Derivatives (2004 - 2005); MLPF&S,
                                                   Vice President, Co-Head Global Private Client Domestic Analytic Development
                                                   (2002 - 2004); mPower Advisors LLC, Vice President, Quantitative Development
                                                   (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2007 to    IQ Investment Advisors LLC, Secretary and Treasurer (2004 - March 2007);
Burke       Princeton, NJ  President    present    BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment
            08543-9011     and                     Managers, L.P. ("MLIM") and Fund Asset Management ("FAM") Managing Director
            Age: 47        Secretary               (2006); MLIM and FAM, First Vice President (1997 - 2005) and Treasurer (1999 -
                                                   2006); Princeton Services, Inc., Senior Vice President and Treasurer (1999 -
                                                   2006).
------------------------------------------------------------------------------------------------------------------------------------
James E.    P.O. Box 9011  Vice         2007 to    IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director,
Hillman     Princeton, NJ  President    present    Structured and Alternative Solutions since 2007; Director, Global Wealth
            08543-9011     and                     Management Market Investments & Origination (September 2006 - 2007); Managed
            Age: 50        Treasurer               Account Advisors LLC, Vice President and Treasurer since November 2006;
                                                   Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in
                                                   2006; Director, Korea Equity Inc. Fund in 2006; Independent Consultant, January
                                                   to September 2006; Managing Director, The Bank of New York, Inc. (1999 - 2006).
------------------------------------------------------------------------------------------------------------------------------------
Catherine   P.O. Box 9011  Chief        2007 to    IQ Investment Advisors LLC, Chief Compliance Officer since April 2007; Merrill
A.          Princeton, NJ  Compliance   present    Lynch & Co., Inc., Director, Corporate Compliance since September 2007;
Johnston    08543-9011     Officer                 BlackRock, Inc., Director (2006 - 2007); MLIM, Director (2003 - 2006), Vice
            Age: 53                                President (1998 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Martin G.   P.O. Box 9011  Chief        2007 to    IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch &
Byrne       Princeton, NJ  Legal        present    Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice
            08543-9011     Officer                 President (2002 - 2006), Director (2000 - 2002); Managed Account Advisors LLC,
            Age: 45                                Chief Legal Officer since November 2006; FAMD, Director since 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2007 to    IQ Investment Advisors LLC, Vice President (2005 - March 2007); BlackRock, Inc.,
Fife        Princeton, NJ  President    present    Managing Director since 2007; BlackRock, Inc., Director in 2006; MLIM, Director
            08543-9011                             (2000 - 2006); MLPF&S, Director (2000) and Vice President (1997 - 2000).
            Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2007 to    IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since
Rusch       Princeton, NJ  President    present    2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative
            08543-9011     and                     Solutions since 2007; MLPF&S, Director, Global Wealth Management Market
            Age: 40        Assistant               Investments & Origination (2005 - 2007); MLIM, Director from January 2005 to
                           Secretary               July 2005; Vice President of MLIM (1998 - 2004).
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

BNY Mellon Shareholder Services
480 Washington Boulevard
Jersey City, NJ 07310

NYSE Symbol

DPO


     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007     25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


26     DOW 30(SM) ENHANCED PREMIUM & INCOME FUND INC.     DECEMBER 31, 2007

  [LOGO]
    IQ
INVESTMENT
 ADVISORS                                                      www.IQIAFunds.com

Dow 30(SM) Enhanced Premium & Income Fund Inc. seeks to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Enhanced Premium & Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Dow 30(SM) Enhanced Premium & Income Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                 #IQDPO -- 12/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Steven W. Kohlhagen.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
Registrant Name         End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
Dow 30(SM)
Enhanced Premium
& Income Fund Inc.    $34,700        N/A           $10,600        N/A           $8,500         N/A             $0            N/A
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                 Registrant Name                  Year End           Year End
            --------------------------------------------------------------------
            Dow 30(SM) Enhanced Premium &
            Income Fund Inc.                     $2,113,100             N/A
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Steven W. Kohlhagen
            Paul Glasserman
            William J. Rainer
            Laura S. Unger (effective September 12, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Nuveen HydePark Group LLC (the "Sub-adviser" or "HydePark"). The Proxy Voting Policies and Procedures of the Sub-adviser (the "Proxy Voting Policies") are attached as an Exhibit hereto.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2007.

            (a)(1) Messrs. Rob A. Guttschow, CFA and John Gambla, CFA are primarily responsible for the day-to-day management of the registrant's portfolio (each a "Portfolio Manager") since 2007.

            Mr. Guttschow is a Managing Director of HydePark and Nuveen Asset Management ("NAM"). Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined HydePark in September 2007, while retaining his Managing Director status with NAM. Mr. Guttschow was a Managing Director and

            Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

                  Mr. Gambla is a Managing Director of HydePark and a Managing
            Director at NAM, since 2007. He is responsible for designing and maintaining equity and alternative investment portfolios. Prior to this, he was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a Portfolio Manager for Nuveen's closed-end fund managed account. Additional responsibilities included quantitative research and product development. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993, he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998, he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen's $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a CFA, Certified Financial Risk Manager, Phi Beta Kappa, and is Series 7, 63 and 65-licensed. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A.

            (a)(2) As of December 31, 2007:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Rob A.
            Guttschow,
            CFA                       5                   1               3                  0                 1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $1,306,000,000       $20,000,000       $500,000              $0            $20,000,000        $0
            -----------------------------------------------------------------------------------------------------------------------
            John Gambla,
            CFA                       5                   1               2                  0                 1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $1,306,000,000       $20,000,000       $300,000              $0            $20,000,000        $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.

            The Sub-adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Sub-adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

            (a)(3) As of December 31, 2007:

            Compensation. Each Portfolio Manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Sub-adviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager's investment team, the investment performance of the accounts managed by the Portfolio Manager's, and the overall performance of Nuveen Investments, Inc. (the parent company of the Sub-adviser). Although investment performance is a factor in determining each Portfolio Manager's compensation, it is not necessarily a decisive factor.

            Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Sub-adviser in accordance with its overall compensation strategy discussed above. The Sub-adviser is not under any current contractual obligation to increase a Portfolio Manager's base salary.

            Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager's supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Sub-adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Sub-adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

            Long-term incentive compensation. Each Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the HydePark. The second form of long term compensation is tied to the success of Nuveen Investments Inc and its ability to grow its business as a private company.

            (a)(4) Beneficial Ownership of Securities. As of December 31, 2007,
                   neither Mr. Guttschow nor Mr. Gambla beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Corporate Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Enhanced Premium & Income Fund Inc.


By: /s/ Mitchell M. Cox
    --------------------
    Mitchell M. Cox
    Chief Executive Officer (principal executive officer) of
    Dow 30(SM) Enhanced Premium & Income Fund Inc.

Date: February 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    --------------------
    Mitchell M. Cox
    Chief Executive Officer (principal executive officer) of
    Dow 30(SM) Enhanced Premium & Income Fund Inc.

Date: February 20, 2008


By: /s/ James E. Hillman
    --------------------
    James E. Hillman
    Chief Financial Officer (principal financial officer) of
    Dow 30(SM) Enhanced Premium & Income Fund Inc.

Date: February 20, 2008